                                                                    EXHIBIT 99.3



                          TOTAL BANK TECHNOLOGY, L.L.C.


                              FINANCIAL STATEMENTS

                      FOR THE YEAR ENDED DECEMBER 31, 2004

                                       AND

                          INDEPENDENT AUDITORS' REPORT

TOTAL BANK TECHNOLOGY, L.L.C.

TABLE OF CONTENTS
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
                                                                         PAGE
INDEPENDENT AUDITORS' REPORT                                               1

FINANCIAL STATEMENTS FOR THE YEAR ENDED DECEMBER 31, 2004
Balance Sheet                                                              2
Statement of Operations                                                    3
Statement of Members' Equity                                               4
Statement of Cash Flows                                                    5
Notes to Financial Statements                                            6 - 9

INDEPENDENT AUDITORS' REPORT


Board of Directors
Total Bank Technology, L.L.C.
Denver, Colorado


We have audited the accompanying balance sheet of Total Bank Technology, L.L.C. as of December 31, 2004, and the related statements of operations, members' equity and cash flows the year then ended. These financial statements are the responsibility of Total Bank Technology, L.L.C.'s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our report dated January 26, 2005, our opinion on the 2004 financial statements was qualified because of the effects of the Company amortizing its goodwill rather than evaluating goodwill for impairment annually and recognizing impairment in the period it occurs. As explained in Note 9, the Company has restated its 2004 financial statements to reflect goodwill at its unamortized balance and has tested such goodwill for impairment as required by U.S. generally accepted accounting principles. Accordingly, our present opinion on the 2004 financial statements, as presented herein, differs from that previously expressed.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Total Bank Technology, L.L.C. as of December 31, 2004, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.




STOCKMAN KAST RYAN & CO., LLP

January 26, 2005, except as to the 3rd paragraph above and Notes 9 and 10, which are as of April 14, 2006
Colorado Springs, Colorado

TOTAL BANK TECHNOLOGY, L.L.C.

BALANCE SHEET
DECEMBER 31, 2004
--------------------------------------------------------------------------------

ASSETS

CURRENT ASSETS
Cash and cash equivalents                                          $      130,821
Accounts receivable                                                       162,971
Other current assets                                                       68,289
                                                                   --------------

Total current assets                                                      362,081
                                                                   --------------
EQUIPMENT, SOFTWARE AND LEASEHOLD IMPROVEMENTS
Equipment and software                                                  2,315,120
Leasehold improvements                                                     31,361
                                                                   --------------

Total                                                                   2,346,481
Accumulated depreciation and amortization                              (1,781,345)
                                                                   --------------

Net equipment, software and leasehold improvements                        565,136
                                                                   --------------

OTHER ASSETS
Goodwill                                                                1,084,093
Deposits                                                                    5,100
                                                                   --------------

Total other assets                                                      1,089,193
                                                                   --------------

TOTAL ASSETS                                                       $    2,016,410
                                                                   ==============


LIABILITIES AND MEMBERS' EQUITY

CURRENT LIABILITIES
Current portion of notes payable                                   $      254,858
Accounts payable                                                           15,531
Accrued expenses                                                           44,866
Deferred revenue                                                           67,755
Customer postage deposits                                                  25,200
                                                                   --------------

Total current liabilities                                                 408,210

LONG-TERM LIABILITIES
Notes payable                                                           1,026,017
Customer service deposits                                                  75,064
                                                                   --------------

Total liabilities                                                       1,509,291

MEMBERS' EQUITY                                                           507,119
                                                                   --------------

TOTAL LIABILITIES AND MEMBERS' EQUITY                              $    2,016,410
                                                                   ==============


See notes to financial statements.
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


TOTAL BANK TECHNOLOGY, L.L.C.

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2004
--------------------------------------------------------------------------------

SALES
Imaging                                                        $     1,019,133
Data processing                                                        882,520
                                                               ---------------

Total                                                                1,901,653
                                                               ---------------

OPERATING EXPENSES
Imaging                                                                221,806
Data processing                                                        355,151
Salaries and benefits                                                  705,496
General and administrative                                             463,728
                                                               ---------------

Total operating expenses                                             1,746,181
                                                               ---------------

INCOME FROM OPERATIONS                                                 155,472
                                                               ---------------

OTHER INCOME (EXPENSE)
Interest expense                                                       (83,967)
Other income                                                               530
                                                               ---------------

Other expense -- net                                                   (83,437)
                                                               ---------------

NET INCOME                                                     $        72,035
                                                               ===============






See notes to financial statements.
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

TOTAL BANK TECHNOLOGY, L.L.C.

STATEMENT OF MEMBERS' EQUITY
FOR THE YEAR ENDED DECEMBER 31, 2004
--------------------------------------------------------------------------------

BALANCE, JANUARY 1, 2004                                              $    --
Net income                                                               72,035

Members' contributions, as restated                                     435,084
                                                                      ---------

BALANCE, DECEMBER 31, 2004                                            $ 507,119
                                                                      =========














See notes to financial statements.
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


TOTAL BANK TECHNOLOGY, L.L.C.

STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED DECEMBER 31, 2004
--------------------------------------------------------------------------------

OPERATING ACTIVITIES
Net income                                                             $    72,035
Adjustments to reconcile net income to net cash provided by
   operating activities:
   Depreciation and amortization                                           319,629
   Changes in operating assets and liabilities:
      Accounts receivable                                                    6,569
      Other current assets                                                  14,087
      Accounts payable and accrued expenses                                  8,582
      Deferred revenue and customer deposits                                (1,534)
                                                                       -----------

Net cash provided by operating activities                                  419,368
                                                                       -----------

INVESTING ACTIVITIES -- Net cash used in investing
   activities, purchases of property and equipment                        (108,902)
                                                                       -----------

FINANCING ACTIVITIES
Advances on line of credit                                                   1,800
Payments on line of credit                                                  (1,800)
Members' contributions to capital                                           50,000
Principal payments on notes payable                                       (239,948)
                                                                       -----------

Net cash used in financing activities                                     (189,948)
                                                                       -----------

NET INCREASE IN CASH AND CASH EQUIVALENTS                                  120,518

CASH AND CASH EQUIVALENTS, January 1, 2004                                  10,303
                                                                       -----------

CASH AND CASH EQUIVALENTS, December 31, 2004                           $   130,821
                                                                       ===========

SUPPLEMENTAL CASH FLOW INFORMATION
Interest paid                                                          $    84,378
                                                                       ===========

NON-CASH FINANCING ACTIVITIES
Members' non-cash contributions                                        $   385,084
                                                                       ===========


See notes to financial statements.
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

TOTAL BANK TECHNOLOGY, L.L.C.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


1.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         GENERAL -- Total Bank Technology, L.L.C. (the Company) provides data processing, data-capture, item handling services and state of the art imaging services to financial institution clients, including stockholders of the Company, located in Colorado.

         On January 1, 2004, the Company was formed as a Limited Liability Company to continue the business of its predecessor, Total Bank Technology Solutions, Inc. (Total Bank, Inc.). On the date of formation, the Company recorded the assets contributed by its members, who had previously acquired them from Total Bank, Inc., at their book values as recorded by Total Bank, Inc.

         REVENUE RECOGNITION -- Service revenue associated with long-term agreements is recognized on a straight-line basis over the contractual term of the agreement. Deferred revenue represents accounts billed in advance. Revenue from equipment sales is recorded upon shipment.

         COMPUTER SOFTWARE COSTS -- Software reflects the capitalized cost of developing programs for the banking system. The Company capitalizes internal software costs upon the establishment of technological feasibility for the product. The establishment of technological feasibility and the ongoing assessment of the recoverability of these costs requires considerable judgment by management with respect to certain external factors including, but not limited to, anticipated future gross product revenue, estimated economic life and changes in software and hardware technology. Software costs, both purchased and internally developed, are amortized over three to five years. The unamortized balance as of December 31, 2004 is $199,312 and amortization recognized during 2004 was $200,388.

         CASH AND CASH EQUIVALENTS -- Cash and cash equivalents include checking accounts, money market accounts and highly liquid investments maturing within three months of acquisition.

         ACCOUNTS RECEIVABLE -- Accounts receivable are considered by management to be fully collectible and, accordingly, no allowance for doubtful accounts is considered necessary.

         EQUIPMENT AND LEASEHOLD IMPROVEMENTS --Equipment and leasehold improvements are recorded at cost. Maintenance, repairs and minor renewals are expensed as incurred. Depreciation is computed using the straight-line method based on estimated useful lives of 5 to 7 years for equipment. Leasehold improvements are amortized over the life of the lease. Depreciation and amortization expense for the year ended December 31, 2004 was $119,241.

         GOODWILL -- As discussed in Note 9, the Company previously amortized goodwill resulting from the acquisition of FTS 2000, Inc. over fifteen years. The Company has restated its 2004 financial statements to reflect the original amount of goodwill recorded upon the acquisition of FTS 2000, Inc. and has tested such goodwill for impairment as of December 31, 2004.

         INCOME TAXES -- Effective January 1, 2004, the Company elected to be treated as a limited liability company. Accordingly, income or losses of the Company are included in the income tax returns of the members of the Company. The prior net operating losses of Total Bank, Inc. that created a deferred tax asset were utilized by the shareholders of Total Bank, Inc. upon the distribution of assets to them.

         USE OF ESTIMATES -- Preparation of the Company's financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


2.       NOTES PAYABLE

         Notes payable consist of the following:

         Note payable to individual bearing interest at 5.9%, due in monthly installments of principal and interest of $23,880 through October 2009,
         secured by all assets of the Company.                                      $1,202,494

         Note payable to individual bearing interest at 7%, due in monthly installments of principal and interest of $3,146 through March 2007,
         secured by all assets of the Company.                                          78,381
                                                                                    ----------
                                                                                     1,280,875
         Less current portion                                                          254,858
                                                                                    ----------

         Long-term portion                                                          $1,026,017
                                                                                    ==========

         The notes mature as follows:

         2005                                                                       $  254,858
         2006                                                                          270,696
         2007                                                                          258,539
         2008                                                                          264,318
         2009                                                                          232,464
                                                                                    ----------

                                                                                    $1,280,875



3.       LINES OF CREDIT

         The Company has a $40,000 line of credit agreement with a bank which is a member of the Company. The line bears interest at the prime rate plus 1.5% and is unsecured. The agreement expires October 15, 2005 when all borrowings become due. The Company has no balance outstanding as of December 31, 2004.

         The Company has a $30,000 line of credit agreement with a bank which is a member of the Company. The line bears interest at 11%, is renewable annually, and is unsecured. The Company has no balance outstanding as of December 31, 2004.

4.       CUSTOMER DEPOSITS

         Customer deposits for postage and one month's services have been collected and reflected as liabilities. Postage charges are reflected as current liabilities and are offset monthly as the Company incurs charges for mailing statements. Customer service deposits represent the last month of service of a contract and are reflected as long-term liabilities as these contracts do not expire within one year.


5.       COMMITMENTS

         The Company has entered into licensing agreements and contracts to provide imaging and data processing services for periods ranging from one to five years at fixed prices as articulated in the agreements. Some of the agreements are with member banks.


6.       EMPLOYEE BENEFIT PLAN

         The Company has a simple IRA plan for all employees who have received over $5,000 in compensation during any one preceding calendar year and are reasonably expected to receive at least $5,000 in compensation for the current calendar year. The Company contributes three percent of each eligible employee's compensation to the plan. All contributions to the plan are fully vested and nonrefundable. Contributions for the year amounted to $9,456.


7.       RELATED PARTY TRANSACTIONS

         The Company provides imaging and data processing services to, borrows funds from and has checking accounts with certain banks which are members of the Company. During the year ended December 31, 2004, the Company recorded $726,707 in revenue and as of December 31, 2004, the Company has $68,681 in accounts receivable from these member banks. Service deposits of $40,459 from these members are held at December 31, 2004.


8.       OPERATING LEASE

         The Company leases office space under an operating lease agreement that expires on July 31, 2007. Rent expense for the year was $54,000. The following are future minimum lease payments under the lease:

         2005                                                     $    54,000
         2006                                                          54,000
         2007                                                          31,500
                                                                  -----------

         Total                                                    $   139,500
                                                                  ===========

9.       GOODWILL

         The accompanying financial statements have been restated to reflect goodwill resulting from the January 1, 2001 acquisition of FTS 2000, Inc. at its original balance of $1,084,093. The Company has evaluated this balance for impairment as of December 31, 2004 based on the sale of assets discussed in Note 10. The Company had previously amortized its goodwill over a fifteen year period which was not in conformity with Statement of Financial Accounting Standards No. 142, Goodwill and Other Intangible Assets.

         The effect of this change was to increase net income for 2004 by $72,273, member contributions as of January 1, 2004 by $216,819 and members' equity as of December 31, 2004 by $289,092.


10.      SALE OF ASSETS

         On May 31, 2005 the Company sold all of its assets, including its customer agreements, software, fixed assets, interests in real estate and other leases, and net current assets to Integra Group, LLC (subsequently renamed Captiva Solutions, LLC), a Georgia limited liability company. The Company received cash consideration of $2,780,875, $150,000 of which was escrowed to not later than December 31, 2005 for settlement of any indemnification claims. No such items were identified and the escrow amount was returned to the Company.













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